UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02    Results of Operations and Financial Condition.

On March 20, 2025, Adaptimmune Therapeutics plc (the “Company”) provided a business update that included an update on its cash position at December 31, 2024.

The Company’s preliminary estimated total liquidity was $151.6 million as of December 31, 2024.  Total liquidity is a non-GAAP financial measure.  The most directly comparable GAAP financial measure is cash and cash equivalents.  A reconciliation of total liquidity to the most directly comparable GAAP financial measure is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

The preliminary estimate of total liquidity and cash and cash equivalents reflect management’s current views and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to the finalization of our audit for the year ended December 31, 2024 and should not be viewed as a substitute for full audited financial statements prepared in accordance with U.S. GAAP.  Our independent registered public accounting firm has not yet published its audit report for the year ending December 31, 2024 nor have they expressed any opinion or any other form of assurance on these preliminary estimated results.  The report of our independent registered public accounting firm for the year ended December 31, 2024 will be set forth in our Annual Report on Form 10-K for the year ended December 31, 2024, which the Company plans to file on March 24, 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements address our expected future business, financial performance, financial condition, as well as the results of operations and often contain words such as “believe,” “anticipate” “expect,” “plan,” “potential,” “will,” and similar expressions. Such statements are based only upon the Company’s current expectations. Reliance should not be placed on these forward-looking statements because they involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials and our ability to successfully advance our TCR therapeutic candidates through the regulatory and commercialization processes and one-time costs of the restructuring. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2023, our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date the statements were made and the Company does not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

Item 7.01. Regulation FD Disclosure.

On March 20, 2025, the Company issued a press release titled “Adaptimmune Provides Q4 and Full Year 2024 Business Update.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated March 20, 2025

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: March 20, 2025	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary